Income Taxes	12 Months Ended
Dec. 31, 2019
Income Taxes
Income Taxes

(C.5) Income Taxes

y Judgments and Estimates

We are subject to changing tax laws in multiple jurisdictions within the countries in which we operate. Our ordinary business activities also include transactions where the ultimate tax outcome is uncertain due to different interpretations of tax laws, such as those involving revenue sharing and cost reimbursement arrangements between SAP Group entities. In addition, the amount of income taxes we pay is generally subject to ongoing audits by domestic and foreign tax authorities. In determining our worldwide income tax provisions, judgment is involved in assessing whether to consider each uncertain tax treatment separately or together with one or more other uncertain tax treatments and whether to reflect the respective effect of uncertainty based on the most likely amount or the expected value. In applying these judgments, we consider the nature and the individual facts and circumstances of each uncertain tax treatment as well as the specifics of the respective jurisdiction, including applicable tax laws and our interpretation thereof.

The assessment whether a deferred tax asset is impaired requires judgment, as we need to estimate future taxable profits to determine whether the utilization of the deferred tax asset is probable. In evaluating our ability to utilize our deferred tax assets, we consider all available positive and negative evidence, including the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable. Our judgment regarding future taxable income is based on assumptions about future market conditions and future profits of SAP.

Judgment is also required in evaluating whether interest or penalties related to income taxes meet the definition of income taxes, and, if not, whether it is of financial nature. In this judgment, we particularly consider applicable local tax laws and interpretations on IFRS by national standard setters in the area of group financial reporting.

Tax Expense by Geographic Location

€ millions	2019	2018	2017
Current tax expense
Germany	625	733	935
Foreign	1,153	1,019	716
Total current tax expense	1,778	1,752	1,651
Deferred tax expense/income
Germany	-3	57	-584
Foreign	-549	-298	-84
Total deferred tax income	-552	-241	-668
 Total income tax expense	1,226	1,511	983

Major Components of Tax Expense

€ millions	2019	2018	2017
Current tax expense/income
Tax expense for current year	1,818	1,665	1,623
Taxes for prior years	-40	87	28
Total current tax expense	1,778	1,752	1,651
Deferred tax expense/income
Origination and reversal of temporary differences	-710	-501	-891
Unused tax losses, research and development tax credits, and foreign tax credits	158	260	223
Total deferred tax income	-552	-241	-668
 Total income tax expense	1,226	1,511	983

Profit Before Tax by Geographic Location

€ millions	2019	2018	2017
Germany	2,012	3,106	2,788
Foreign	2,584	2,494	2,241
 Total	4,596	5,600	5,029

The following table reconciles the expected income tax expense, computed by applying our combined German tax rate of 26.4% (2018: 26.4%; 2017: 26.4%), to the actual income tax expense. Our 2019 combined German tax rate includes a corporate income tax rate of 15.0% (2018: 15.0%; 2017: 15.0%), plus a solidarity surcharge of 5.5% (2018: 5.5%; 2017: 5.5%) thereon, and trade taxes of 10.6% (2018: 10.6%; 2017: 10.6%).

Relationship Between Tax Expense and Profit Before Tax

€ millions, unless otherwise stated	2019	2018	2017
 Profit before tax	4,596	5,600	5,029
Tax expense at applicable tax rate of 26.4% (2018: 26.4%; 2017: 26.4%)	1,212	1,478	1,327
Tax effect of:
Foreign tax rates	-209	-147	-403
Changes in tax laws and tax rates	10	0	-212
Non-deductible expenses	116	106	82
Tax-exempt income	-93	-38	-95
Withholding taxes	138	91	131
Research and development and foreign tax credits	-89	-33	-26
Prior-year taxes	80	-17	-26
Reassessment of deferred tax assets, research and development tax credits, and foreign tax credits	48	58	185
Other	13	13	20
 Total income tax expense	1,226	1,511	983
Effective tax rate (in %)	26.7	27.0	19.5

Components of Recognized Deferred Tax Assets and Liabilities

€ millions	2019	2018
Deferred tax assets
Intangible assets	504	668
Property, plant, and equipment	19	28
Other financial assets	11	11
Trade and other receivables	61	55
Pension provisions	135	116
Share-based payments	268	140
Other provisions and obligations	1,330	424
Contract liabilities	553	229
Carryforwards of unused tax losses	131	150
Research and development and foreign tax credits	56	21
Other	152	181
Total deferred tax assets	3,220	2,023
Deferred tax liabilities
Intangible assets	1,006	628
Property, plant, and equipment	544	95
Other financial assets	224	139
Trade and other receivables	148	153
Pension provisions	13	12
Share-based payments	1	0
Other provisions and obligations	50	18
Contract liabilities	6	23
Other	59	43
Total deferred tax liabilities	2,051	1,111
Total deferred tax assets, net	1,169	912

The increase in deferred tax assets for other provisions and obligations mainly results from deferred intercompany income and the adoption of IFRS 16 ‘Leases’, the latter leading also to a corresponding increase in deferred tax liabilities for property, plant, and equipment. Furthermore, the deferred tax assets for contract liabilities increased mainly because of deferred revenue, and the deferred tax liabilities for intangible assets increased mainly due to our business combination in 2019.

Items Not Resulting in a Deferred Tax Asset

€ millions	2019	2018	2017
Unused tax losses
Not expiring	688	575	375
Expiring in the following year	63	7	9
Expiring after the following year	373	476	535
Total unused tax losses	1,124	1,058	919
Deductible temporary differences	538	509	524
Unused research and development and foreign tax credits
Not expiring	28	54	38
Expiring in the following year	0	0	2
Expiring after the following year	17	18	34
Total unused tax credits	45	72	74

Of the unused tax losses, €187 million (2018: €213 million; 2017: €263 million) relate to U.S. state tax loss carryforwards.

We have not recognized a deferred tax liability on approximately €17.41 billion (2018: €14.04 billion) for undistributed profits of our subsidiaries, because we are in a position to control the timing of the reversal of the temporary difference and it is probable that such differences will not reverse in the foreseeable future.

Income Tax-Related Litigation

We are subject to ongoing tax audits by domestic and foreign tax authorities. Currently, we are in dispute mainly with the German and only a few foreign tax authorities. The German dispute is in respect of intercompany financing matters and certain secured capital investments, while the few foreign disputes are in respect of the deductibility of intercompany royalty payments and intercompany services. In all cases, we expect that a favorable outcome can only be achieved through litigation. For all of these matters, we have not recorded a provision as we believe that the tax authorities’ claims have no merit and that no adjustment is warranted. If, contrary to our view, the tax authorities were to prevail in their arguments before the court, we would expect to have an additional expense of approximately €2,013 million (2018: €1,746 million) in total (including related interest expenses and penalties of €982 million (2018: €842 million)).